Exhibit 10.1.2

CONFIDENTIAL TREATMENT REQUESTED BY CELLECTIS S.A.—CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT NO. 2 TO THE PATENT LICENSE AGREEMENT NO. C-00061901

BETWEEN:

L’Institut Pasteur, a public interest foundation, 25, rue du Docteur Roux, 75015 Paris, represented by Mr. Jean Castex, adjunct General Manager for administration and finance, and by Mr. Christian POLICARD, Director of Business Development and Industrial Partnerships.

Hereafter referred to as “IP” or the “LICENSOR”, acting both on its own behalf and on behalf of:

•	Université Pierre et Marie Curie,

4, place de Jussieu,

75252 Paris cedex 05,

Hereafter referred to as “UPMC”,

•	Institut Curie,

26, rue d’Ulm,

75248 Paris cedex 05,

Hereafter referred to as “IC”,

•	Le Centre National de la Recherche Scientifique,

3, rue Michel-Ange,

75794 Paris cedex 16

Hereafter referred to as “CNRS”.

Jointly also referred to as the “LICENSOR”,

Party of the first part,

AND:

CELLECTIS, a public limited company with a capital of 122,363.47 euros, headquartered at 28, rue du Docteur Roux, 75724 Paris cedex 15, represented by Mr. André Choulika, acting as Chief Executive Officer

Hereafter referred to as “CELLECTIS” or the “LICENSEE”,

Party of the second part.

The LICENSOR and LICENSEE are hereafter referred to as the “Parties”.

RECITALS:

IP is the co-owner, along with UPMC, IC and CNRS, of patents and patent applications related to the gene of the I-Sce I enzyme, the expression of the I-Sce I enzyme and its use.

UPMC, IC and CNRS have empowered IP, who accepts this, to represent them and negotiate in their name any license agreement with CELLECTIS and any amendments thereto.

On June 19, 2000, the Parties signed licensing agreement no. C-00061901 (hereafter “the AGREEMENT”) in which the LICENSOR grants the LICENSEE operation rights to the patents and patent applications mentioned above.

Following discussions and exchanges between the Parties, they determined that it would be useful to modify the provisions of the AGREEMENT.

It is thus agreed as follows:

ARTICLE 1

1.1 The Parties agree that the words defined in Article 1, “DEFINITIONS”, of the AGREEMENT, as they are used in this amendment, have the same definitions as in the AGREEMENT and form an integral part of this amendment.

1.2 The following definitions apply for the purposes of this amendment, it being understood when permitted by context that the singular shall be considered to include the plural and vice versa:

1.2.1	By “I-SceI and/or I-Spom I” the Parties agree to mean the technologies claimed by the AGREEMENT PATENTS of LICENSE AGREEMENT no. C-00061901 signed between the Parties.

1.2.2	By “PGN”, the Parties agree to mean the technologies claimed by AGREEMENT PATENTS of LICENSE AGREEMENT no. C-00061906 signed between the Parties.

1.2.3	By “Mulligan”, the Parties agree to mean the technologies claimed by the AGREEMENT PATENTS of LICENSE AGREEMENT no. C-00061905 signed between the Parties.

1.2.4	For the sole purposes of Articles 3.4 and 3.5 as modified by this amendment, the word “TOOL” will have the definition stated below:

By “Tool”, the Parties agree to mean the use by the Licensee’s sub-licensee of the LICENSED PROCESSES or LICENSED PRODUCTS for internal purposes or as part of the research or development process conducted by the sub-licensee.

ARTICLE 2

Article 2.4 of the AGREEMENT is modified by the following provisions, which supersede all previous provisions of that same article:

“2.4	The LICENSEE may only grant sub-licenses to third parties for the rights which it receives under this Agreement with the prior AGREEMENT of the LICENSOR. If the LICENSOR does not communicate its disagreement within twenty-one days from the notification of a sub-licensing project, it shall be considered to have agreed.

The LICENSOR may refuse to grant prior agreement for a sub-license only for serious cause.

The following would constitute serious cause justifying IP’s refusal to agree: a sub-licensing agreement between the LICENSEE and a THIRD PARTY containing provisions which are contrary to the ethics, image or intellectual property of the LICENSOR.”

ARTICLE 3

Article 3.4 of the AGREEMENT is modified by the following provisions, which supersede all previous provisions of the same article:

“3.4.1	For sub-licenses concerning a LICENSED PATENT for the use of TOOLS granted by the Licensee under Article 2.4 of this Agreement, the LICENSEE will pay the LICENSOR [***] of any compensation it receives, lump sums, royalties, market values (for cross-licensing or exchanges) for all sub-licenses granted to THIRD PARTIES.”

3.4.2	For sub-licenses concerning LICENSED PATENT other than those mentioned in Article 3.4.1 above, granted by the Licensee under Article 2.4 of this AGREEMENT, the LICENSEE will pay to the LICENSOR [***] of any compensation it receives, lump sums, royalties, market values (for cross-licensing or exchanges) for all sub-licenses granted to THIRD PARTIES, excluding the amounts stipulated in Article 3.5, without the amount of the royalties owed to the LICENSOR being less than:

•	[***] of the net revenues of the sub-licensee for the ISCEI and/or I-Spom I technologies, Mulligan and PGN granted together to the same sub-licensee

•	[***] of the net revenues of the sub-licensee for ISCEI and/or I-Spom I technologies granted alone or with Mulligan to the same sub-licensee.

ARTICLE 4

Article 3.5 of the AGREEMENT is modified by the following provisions, which supersede all previous provisions of the same article:

“3.5	The sub-licensees of the LICENSEE, falling into the category of sub-licensees under article 3.4.2, for each sub-licensing agreement signed, will be required to pay an amount of [***] which will be passed on in full to the LICENSOR as patent fees already incurred. These same sub-licensees must also pay an amount of [***] each year, which will be passed on to the Licensor as patent fees.

The LICENSEE’s sub-licensees, falling into the category of sub-licensees under article 3.4.1, will not be required to pay any amount as patent fees.

ARTICLE 5

The last sentence of article 10.1 par. 2 § is modified as follows:

“This share must not be less than [***] per year.”

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

ARTICLE 6

Article 2.6 of the licensing Agreement is modified by the following provisions, which supersede all previous provisions of the same article:

“The IMPROVEMENTS achieved by the LICENSOR are exclusively licensed to the LICENSEE for a period of 5 (five) years following the date of signature of Amendment no. 2 to this AGREEMENT.

“The LICENSOR will inform the LICENSEE of the existence and contents of the IMPROVEMENTS.

“Following the 5 (five) year period, the Parties will come together to mutually agree on the terms of access to the IMPROVEMENTS.”

ARTICLE 7

The last sentence of article 1.5 of the Agreement is modified as follows:

“Patents filed to protect IMPROVEMENTS will be included in the AGREEMENT PATENTS in accordance with the provisions of article 2.6 of this AGREEMENT.”

ARTICLE 8

This amendment will enter into force on the date of its signature.

The Agreement’s other provisions remain unchanged and in force between the Parties.

Signed in Paris on in 2 original copies.	[Handwritten text: September 8, 2003]

CELLECTIS	INSTITUT PASTEUR